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                                 EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 7, 2001 relating to the financial statements and financial statement schedule, which appear in the Verado Holdings, Inc. (formerly FirstWorld Communications, Inc.) Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Denver, Colorado
March 29, 2001

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